EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Kitcher Resources, Inc. (the "Company") on Form 10-K for the period ended January 31, 2008 as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Raminder Badyal, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Date: April 28, 2008               /s/ Raminder Badyal
                                   ---------------------------------------------
                                   Raminder Badyal
                                   President and Chief Financial Officer
                                   (Principal Executive and Financial Officer)